CAPITAL MANAGEMENT	9 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
CAPITAL MANAGEMENT

25.	CAPITAL MANAGEMENT

The Company’s objectives when managing capital are to safeguard its ability to continue as a going concern, maintain financial flexibility and obtain financing commensurate with the risks of its business and development plans.

The Company is subject to externally imposed capital requirements under the JGB loan agreement, including the minimum cash, revenue and covenant EBITDA requirements described in Note 20.

Subsequent to June 30, 2026, the Company completed the special-warrant financing described in Note 26 and, on August 6, 2026, repaid the JGB senior secured loan in full. These transactions materially changed the Company’s capital structure after period end.